SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

ES Bancshares, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

April 7, 2008

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of ES Bancshares, Inc., I cordially invite you to attend the 2007 Annual Meeting of Stockholders. The meeting will be held at our New Paltz branch office located at 275 Main Street, New Paltz, New York 12561, at 4:00 p.m., local time, on May 1, 2008.

An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of three directors and the ratification of the appointment of our independent registered public auditing firm for the year ending December 31, 2008. Your Board of Directors unanimously recommends that you vote FOR each of the nominees named in the enclosed proxy statement and FOR the ratification of the appointment of our independent registered public auditing firm.

In addition to the annual stockholder vote on corporate business items, the meeting will include management’s report to you on our fiscal 2007 financial and operating performance. Also enclosed for your review is our Annual Report on Form 10-KSB for the year ended December 31, 2007, which contains detailed information concerning our activities and operating performance.

I encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save ES Bancshares, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

Thank you for your attention to this important matter.

Sincerely,

Anthony P. Costa
Chairman and Chief Executive Officer

ES BANCSHARES, INC.

68 North Plank Road

Newburgh, New York 12550

(845) 561-0003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 1, 2008

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of ES Bancshares, Inc. will be held at our New Paltz branch office located at 275 Main Street, New Paltz, New York 12561, at 4:00 p.m., local time, on May 1, 2008.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of three directors of ES Bancshares, Inc.;

2.	The ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public auditing firm for the year ending December 31, 2008;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing items at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on April 1, 2008 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

You are requested to complete, sign and date the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Anthony P. Costa
Chairman of the Board and Chief Executive Officer

Newburgh, New York

April 7, 2008

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE ES BANCSHARES, INC. THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

ES BANCSHARES, INC.

68 North Plank Road

Newburgh, New York 12550

(845) 561-0003

ANNUAL MEETING OF STOCKHOLDERS

May 1, 2008

This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of ES Bancshares, Inc., of proxies to be used at the Annual Meeting of Stockholders (the “Meeting”) which will be held at our New Paltz branch office located at 275 Main Street, New Paltz, New York 12561, at 4:00 p.m., on May 1, 2008, and all adjournments and postponements of the Meeting. This Proxy Statement is dated April 7, 2008 and is first being mailed to stockholders on or about April 7, 2008.

At the Meeting, our stockholders are being asked to consider and vote upon (i) the election of three directors and (ii) the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public auditing firm for the year ending December 31, 2008.

Vote Required and Proxy Information

All shares of our common stock, par value $0.01 per share (the “Common Stock”), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the election of the nominees named herein and for the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public auditing firm. We do not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with their best judgment.

The proxy card provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors or to withhold authority to vote for one or more of the nominees. Directors will be elected by a plurality of votes cast without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees is withheld. Stockholders do not have cumulative voting rights with respect to the election of directors.

The proxy card provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote “FOR” the proposal to ratify the appointment of Crowe Chizek and Company LLC as our independent registered public auditing firm, (ii) vote “AGAINST” such proposal, or (iii) “ABSTAIN” from voting on such proposal. An affirmative vote of the holders of a majority of the shares of Common Stock cast at the Meeting is required to ratify the appointment of the independent registered public auditing firm. Shares as to which the “ABSTAIN” box has been selected on the proxy card and shares underlying broker non-votes will not be counted as votes cast and will have no effect on the vote on the proposal.

The holders of a majority of the outstanding shares of the Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain, withheld votes and broker non-votes will be counted for purposes of determining a quorum.

If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring appropriate documents from the nominee indicating that you were the beneficial owner of common stock and authorizing you to vote the shares on April 1, 2008, the record date for voting at the annual meeting, and stating the number of shares held by the nominee on your behalf.

A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with our Secretary at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to our Secretary at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to: Secretary Peggy Edwards, ES Bancshares, Inc., 68 North Plank Road, Newburgh, New York, 12550.

Voting Securities and Certain Holders Thereof

Stockholders of record as of the close of business on April 1, 2008 will be entitled to one vote for each share of Common Stock then held. As of that date, we had 1,721,437 shares of Common Stock and 327,690 warrants and 190,000 organizer warrants to acquire Common Stock outstanding.

PROPOSAL I - ELECTION OF DIRECTORS

Our Board of Directors is presently comprised of 13 members. Our board of directors is divided into three classes. Each class is as nearly equal in numbers as possible. Our directors will be elected to serve for a three-year term or until their respective successors have been elected and qualified.

The following table sets forth certain information regarding our Board of Directors and executive officers, including their terms of office and the shares of common stock beneficially owned at the record date for voting at the annual meeting, and the nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute or substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

The following table sets forth information regarding share ownership of our directors and executive officers of the Common Stock and warrants and all directors and executive officers as a group. There are no persons known by management to beneficially own more than five percent of Common Stock.

Name(1)	Age(2)	Position(s) Held	Director Since	Term to Expire	Shares of Common Stock Beneficially Owned at April 1, 2008(3)	Percent of Class
NOMINEES
Anthony P. Costa	67	Chairman of the Board, Chief Executive Officer	2004	2008	75,686	3.22

Philip Guarnieri	50	President, Chief Operating Officer and Director	2004	2008	87,258	3.71

David Freer, Jr.	68	Director	2004	2008	41,898	1.78

DIRECTORS REMAINING IN OFFICE
Harold L. Kahn	69	Director	2004	2009	33,000	1.40

David N. Mesches, M.D.	73	Director	2004	2009	45,700	1.95

Michael P. Ostrow	57	Director	2004	2009	28,700	1.22

Albert J. Pagano	71	Director	2004	2009	58,498	2.49

Peter J. Savago	77	Director	2004	2009	27,000	1.15

William W. Davenport	71	Director	2004	2010	44,598	1.90

Peter B. Ferrante	75	Director	2004	2010	27,800	1.18

Andrew G. Finklestein	42	Director	2004	2010	47,750	2.03

Gale L. Foster	54	Director	2004	2010	27,000	1.15

Thomas D. Weddell	51	Director	2006	2010	8,161	(4)

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Arthur W. Budich	57	Executive Vice President and Chief Financial Officer	N/A	N/A	4,000	(4)

Emil Mian	60	Senior Vice President and Chief Credit Officer	N/A	N/A	2,100	(4)

Branca Gatto	47	Senior Vice President, Residential Lending	N/A	N/A	3,900	(4)

Joseph Macchia	56	Senior Vice President, Retail Banking/Operations	N/A	N/A	3,700	(4)

Our directors and executives as a group (17 persons)					566,769	24.13

(1)	The address of each person is ES Bancshares, Inc., 68 North Plank Road, Newburgh, New York 12550.
(2)	At April 7, 2008.
(3)

Includes options under our Stock Option Plan which, will be fully vested or will vest in 60 days. Includes warrants to purchase common stock, which as of the date hereof, have an exercise price of $10.00, and an expiration date of June 28, 2008. Includes organizer warrants to purchase common stock at a price of $10.00, which expire on June 28, 2009. Each director, except for Mr. Weddell owns 10,000 such warrants. Also includes shares held directly as well as shares held in retirement accounts, held by certain members of the named individuals’ families, or held by trusts of which the named individual is a trustee or substantial beneficiary with respect to whose shares the named individual may be deemed to have sole or shared voting and/or dispositive powers.

(4)	Less than 1%.

Directors

The business experience of each director for at least the past five years is set forth below. All directors have held their positions at least five years, except as otherwise indicated.

Anthony P. Costa, Chairman of the Board and Chief Executive Officer. Prior to 2004, Mr. Costa served as President and Chief Executive Officer of Atlantic States Financial, a risk management and assessment company, and Atlantic States Mortgage Corp., a licensed mortgage bank. From 1990 to 1994, Mr. Costa served as President and Chief Operation Officer of First Inter-Bancorp, Inc., a thrift holding company.

Philip Guarnieri, President and Chief Operating Officer. From 2002 to 2004, Mr. Guarnieri served as Chief Operating Officer and stockholder of Atlantic States Mortgage Corp. From 1996 to 2002, Mr. Guarnieri served as Senior Vice President and Chief Lending Officer of Yonkers Financial Corporation, a thrift institution holding company located in Yonkers, New York.

William W. Davenport, Chairman, Heritage Energy, Inc., Kingston, New York.

Peter B. Ferrante, Retired, Founder of Wallkill View Farm, New Paltz, New York.

Andrew G. Finklestein, Esq., Managing Partner of Finklestein & Partners, a law firm based in Newburgh, New York.

Gale L. Foster, Esq., Practicing attorney, New Paltz, New York.

David Freer, Jr., Member/Principal, A&M LLC a financial service company in Middletown and Newburgh, New York.

Harold L. Kahn, President and Chief Executive Officer of Kahn Properties, a licensed real estate brokerage and real estate management company located in Newburgh, New York.

David N. Mesches, M.D., Retired as a physician and Chairman of the Board and Founder of the Mid Hudson Family Health Institute, New Paltz, New York. Dr. Mesches currently serves a consultant to the Institute for Family Health, New York, New York.

Michael P. Ostrow, President of Friendly Motor Cars, Wappingers Falls, New York and President of Danbury Motors, Danbury, Connecticut.

Albert J. Pagano, Retired, Business Manager and Secretary/Treasurer for the Labors Union, Local 104, Marlboro, New York.

Peter J. Savago, Retired, founder of Peter J. Savago, Inc. Insurance, New Paltz, New York.

Thomas D. Weddell, Mr. Weddell is a Business Development Consultant, Certified Public Accountant and Managing Partner for Vanacore, DeBenedictus, DiGovanni & Weddell a certified public auditing firm located in Newburgh, New York.

Executive Officers Who are not Directors

The principal occupation during the past five years of each of our executive officers (other than Mr. Costa and Mr. Guarnieri) is set forth below.

Arthur W. Budich. Mr. Budich serves as Executive Vice President and Chief Financial Officer beginning in 2005. Mr. Budich previously served as Senior Vice President and Chief Financial Officer at Warwick Savings Bank, the subsidiary bank of Warwick Community Bancorp, Inc. from 1992 until its merger with Provident Bancorp, Inc. in October, 2005.

Emil Mian. Mr. Mian serves as Senior Vice President, and Chief Credit Officer, a position he has held since 2004. From 1995 to June 2005 Mr. Mian was owner/operator of Commercial Financial Solutions, a company specializing in the brokering of commercial loans and commercial mortgages.

Branca Gatto. Ms. Gatto serves as Senior Vice President in charge of residential lending, a position she has held since 2004. Previously, Ms. Gatto was a Vice President, in charge of residential lending with Atlantic States Mortgage Corporation from 2003 until its acquisition by Empire State Bank, N.A. in June 2005.

Joseph Macchia. Mr. Macchia serves as Senior Vice President, Retail Banking/Operations. Mr. Macchia served as Senior Vice President and Chief Operating Officer of Sleepy Hollow Bank in Sleepy Hollow, New York from 2002 until 2006.

Board Independence

Our Board of Directors has determined that all of our directors other than Chairman and Chief Executive Officer Costa and President and Chief Operating Officer Guarnieri are “independent” within the meaning of the NASDAQ Stock Market corporate governance listing standards.

Board of Directors’ Meetings and Committees

Meetings of our Board of Directors are generally held on a monthly basis. The Board of Directors held 14 meetings during the fiscal year ended December 31, 2007. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he or she served during the fiscal year.

The Board of Directors has standing Executive, Audit, Governance/Nominating and Compensation Committees.

Executive Committee

The Executive Committee is comprised of Directors, Costa, Davenport, Ferrante, Freer, Guarnieri and Mesches. The Executive Committee has and exercises all of the powers of the Board of Directors when such powers are required between meetings of the Board of Directors. The Executive Committee met two times in fiscal 2007.

Audit Committee

The Audit Committee is composed of Directors Foster, Mesches, Savago and Weddell. Each member of the Audit Committee is “independent” as defined in the NASDAQ Stock Market corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. The Board of Directors has determined that director Weddell qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Our Board of Directors has adopted a written charter for the Audit Committee, which was attached to the proxy statement for the year ended December 31, 2006 and is available on our website at www.esbna.com. The Audit Committee met six times during the year ended December 31, 2007.

Report of the Audit Committee

Our management is primarily responsible for our financial reporting and its internal and disclosure controls. However, the Audit Committee is responsible for the relationship between our independent auditor and us. The Audit Committee also receives reports with respect to our financial reporting, internal control over financial reporting and disclosure controls. In addition, the Audit Committee reviews our unaudited interim financial statements and audited year end financial statements. Finally, the Audit Committee maintains a procedure for confidential employee complaints regarding accounting matters.

The Audit Committee met six times during the year ended December 31, 2007. During these and subsequent meetings:

•	Management represented to the Audit Committee that our consolidated financial statements for the year ended December 31, 2007 were prepared in accordance with generally accepted accounting principles.

•	The Audit Committee reviewed and discussed such consolidated financial statements with management and the independent auditor.

•

The Audit Committee discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, including the quality (not just the acceptability) of the relevant accounting principles, the reasonableness of the significant judgments, and the clarity of the included disclosures.

•

The Audit Committee received the written disclosures and the letter from the independent auditor required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and discussed with the independent auditor its independence from us and management.

•	The Audit Committee met with the independent auditor (with and without management present) to discuss the results of its examination and the overall quality of our financial reporting.

In performing these functions, the Audit Committee acted only in an oversight capacity. In this oversight role, the Audit Committee relied on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and on the independent auditor which, in its report, expressed an opinion on the conformity of our financial statements to generally accepted principles. The Audit Committee’s oversight did not provide it with an independent basis to determine whether management maintained appropriate accounting and financial accounting standards and complied with applicable laws and regulations. Furthermore, the Audit Committee’s review and discussions with management and the independent auditor did not assure that our financial statements were audited in accordance with generally accepted auditing standards or that our independent auditor was in fact “independent.”

In reliance on the above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Crowe Chizek and Company LLC as our independent auditor for the year ending December 31, 2008.

Gail L. Foster    David N. Mesches    Peter T. Savago    Thomas D. Weddell

Governance/Nominating Committee

The Governance/Nominating Committee consists of Directors Ostrow, Finklestein and Savago. Each member of the Governance/Nominating Committee is considered “independent” as defined in the NASDAQ Stock Market corporate governance listing standards. Our Board of Directors has adopted a written charter for the Governance/Nominating Committee, which was attached to the proxy statement for the year ended December 31, 2006 and is available on our website at www.esbna.com. The Governance/Nominating Committee met one time during the year ended December 31, 2007.

The functions of the Governance/Nominating Committee include the following:

•	identifying for individuals qualified to become members of the Board of Directors and selecting director nominees to be presented for stockholder approval;

•	developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	adopting procedures and considering the submission of recommendations by stockholders for nominees for the Board of Directors;

•

reviewing the structure and performance of the Board of Directors and its committees and making recommendations with respect to the Board of Directors and its committees, including size and composition; and

•	making recommendations regarding developing corporate governance guidelines.

The Governance/Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. Accordingly, the Governance/Nominating Committee may choose not to consider and unsolicited recommendation if no vacancy exists on the Board and the Governance/Nominating Committee does not perceive a need to increase the sixe, or change the compensation of the Board of Directors. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees, if it chooses to do so. The Governance/Nominating Committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	a familiarity with the communities in which we operate and/or is actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to ES Bancshares, Inc. and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ Stock Market corporate governance listing standards.

Procedures for the Recommendation of Director Nominees by Stockholders. The Governance/Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Governance/Nominating Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for Director by writing to us at 68 North Plank Road, Newburgh, New York 12550, Attention: Chairman, Governance/Nominating Committee. For a submission to be timely, the Chairman must receive it not less than 120 days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting.

The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•

the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of ES Bancshares, Inc. or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement of the candidate that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

Direct Stockholders’ Nominations. Under Article I, Section 6 of our Bylaws, stockholders may make director nominations. In order to assure that they are effective nominations for directors by stockholders, nominations must be made in writing and delivered to our Secretary not earlier than the close of business of the 120th day prior, and not later than the close of business of the 90th day prior to the anniversary date of the previous year’s annual meeting date provided; however, that in the event that the annual meeting date is advanced more than 20 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, to be timely notice must be so received not earlier than the close of business of the 120th day prior to the date of such annual meeting and not later than the later of the close of business of the 90th day prior to the date of the annual meeting or the close of business on the tenth day following the day on which public notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is made.

Stockholder Communications with the Board. A stockholder of ES Bancshares, Inc. who wants to communicate with the Board of Directors or with any individual director can write to us at ES Bancshares, Inc., 68 North Plank Road, Newburgh, New York 12550 Attention: Chairman of the Board. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chairman will:

•	forward the communication to the director or directors to whom it is addressed;

•

attempt to handle the inquiry directly, or forward the communication for response by another employee of ES Bancshares, Inc. For example, a request for information about us on a stock-related matter may be forwarded to our stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Chairman shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Compensation Committee

The Compensation Committee is comprised of Directors Ostrow, Finkelstein and Savago, none of these individuals was an officer or employee of ES Bancshares, Inc. during the year ended December 31, 2007, or is a former officer of ES Bancshares, Inc. or Empire State Bank, N.A. Each member of the Compensation Committee is considered “independent” as defined in the NASDA Stock Market corporate governance standards. Our Board of Directors has adopted a written charter for the Compensation Committee, which was attached to the proxy statement for the year ended December 31, 2006 and is available on our website at www.esbna.com. The Compensation Committee met four times during the year ended December 31, 2007.

The role of the Compensation Committee is to review annually the performance and compensation levels of our executive officers and directors and recommend compensation, including salary, bonus, incentive and equity compensation of our executive officers and directors to the Board of Directors. Anthony P. Costa, our Chairman and Chief Executive Officer, and Philip A. Guarnieri, our President and Chief Operating Officer, do not participate in Compensation Committee discussions or recommendations relating to the determination of their compensation. The Compensation Committee also reviews and makes recommendations regarding certain of our other compensation policies, plans and programs. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

Our Compensation Committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial performance of ES Bancshares, Inc. It is intended that our compensation strategy will enable us to attract, develop and retain talented executive officers who are capable of maximizing our performance for the benefit of the stockholders. The compensation program has two key elements of total direct compensation: base salary and long-term incentives. Another component of the compensation program is benefits, such as stock-based incentive plans.

While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the president, chief executive officer or other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the long term goals regarding growth and profitability within the scope of our strategic objectives, the experience, expertise and management skills of the executive officers and their roles in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions of a similar age. While each of the quantitative and non-quantitative factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of the president, chief executive officer and other executive officers. Rather, all factors were considered.

Base Salaries and Long Term Incentives. Base salary and changes to base salary reflect a variety of factors including the results of the independent review of the competitiveness of the total compensation program, the individual’s performance and contribution to our long-term goals, performance targets, our financial performance and other relevant factors.

In addition, the Compensation Committee believes that long-term incentives, specifically stock options and stock awards, should be a key component of our executive and director compensation programs. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts.

Code of Ethics

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.esbna.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2007 by executive officers, directors or 10% beneficial owners of our shares of common stock failed to file ownership reports, Director Pagano failed to file ownership reports on a timely basis for the year ended December 31, 2007. A Form 4 for Director Pagano was filed on April 3, 2008 for a transaction that occurred on December 4, 2007. We are not aware of any other ownership reports that executive officers and directors did not file on a timely basis.

Executive Compensation

The following table sets forth for the year ended December 31, 2007 certain information as to the total compensation earned by Mr. Costa, who serves as Chairman and Chief Executive Officer, Mr. Guarnieri, who serves as President and Chief Operating Officer and Mr. Macchia who serves as Senior Vice President, Retail Banking/Operations (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	All other compensation ($)		Total ($)
Anthony P. Costa, Chairman and Chief Executive Officer	2007 2006	161,740 138,580	5,651 5,146	(1) (2)	167,391 143,726
Philip Guarnieri, President and Chief Operating Officer	2007 2006	140,372 117,260	2,408 1,990	(3) (4)	142,780 119,250
Joseph Macchia, Senior Vice President, Retail Banking/Operations	2007	97,846	9,060	(5)	106,906

(1)	Includes $3,856 in life insurance premiums and $1,795 in personal use of an Empire State Bank, N.A. owned automobile.
(2)	Includes $3,688 in life insurance premiums and $1,458 in personal use of an Empire State Bank, N.A. owned automobile.
(3)	Includes $856 in life insurance premiums and $1,552 in personal use of an Empire State Bank, N.A. owned automobile.
(4)	Includes $636 in life insurance premiums and $1,354 in personal use of an Empire State Bank, N.A. owned automobile.
(5)	Includes $310 in life insurance premiums, $5,500 for an automobile allowance and at $3,250 in fees earned as a consultant to Empire State Bank, N.A. from January 1, 2007 through January 15, 2007. Mr. Macchia was hired as Senior Vice President, Retail Banking/Operations effective January 16, 2007.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2007 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

Name	Option awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised earned options (#)	Option exercise price ($)	Option expiration date
Anthony P. Costa, Chairman and Chief Executive Officer	18,000	12,000	—	10.50	10/19/14
Philip Guarnieri, President and Chief Operating Officer	16,500	11,000	—	10.50	10/19/14
Joseph Macchia, Senior Vice President, Retail Banking/Operations	—	10,000	—	10.50	1/23/17

Director Compensation

The Board of Directors is not paid for service at this time.

Employment Agreements

Effective September 23, 2004, Empire State Bank, N.A. entered into a three year agreement with Anthony P. Costa, Chairman and Chief Executive Officer, which automatically renews each year for an additional one year term unless proper notice is given. The agreement provides for the employment of the employee in his current position unless he is terminated with cause. Empire State Bank, N.A. has also entered into a similar agreement with Philip Guarnieri, President and Chief Operating Officer. Empire State Bank, N.A. also entered into a similar agreement with Arthur W. Budich, Executive Vice President and Chief Financial Officer, effective October 20, 2005 and Joseph Macchia, Senior President, Retail Banking/Operations, effective January 16, 2007.

Certain events resulting in an executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive’s employment is terminated for reasons other than for cause, then the executive would be entitled to a severance payment, payable in the same installments and at the same time as his regular salary would have been paid equal to the greater of one year’s salary at his current rate of compensation or the executive’s current salary due under the remaining length of his current employment agreement.

In the event of a change in control, Messrs. Costa, Guarnieri, Budich and Macchia are entitled, if the executive elects to do so within six months of the date of the change in control, to terminate his employment with Empire State Bank, N.A. and the executive will receive as termination pay, payable in the same amount and at the same time as his regular salary would have been paid, the greater of one year’s salary at his current rate of compensation or the executive’s current salary due under the remaining length of his current employment agreement. Also in the event of a change in control, Messrs. Costa, Guarnieri, Budich and Macchia are entitled to a lump sum payment equal to the product of the excess of (i) the fair market value of shares of stock of the same class as the stock subject to the option or appreciation right, determined as of the date of termination of employment as a result of the change in control, over (ii) the exercise price per share for such option or appreciation right, as specified in or under the relevant plan or program; multiplied by the number of shares with respect to which options or appreciated rights are being surrendered.

A change in control is defined to include any of the following events (a) the reorganization, merger or consolidation of Empire State Bank, N.A. with one or more other banks, savings banks, savings associations, other financial institutions, bank holding companies, savings and loan holding companies or other corporations other than a transaction following which at least 51% of the ownership interests of the institution resulting from such transaction are owned by persons who immediately prior to such transaction, owned at least 51% of the outstanding shares of Empire State Bank, N.A., (b) the acquisition of substantially all of the assets of Empire State Bank, N.A. by an entity (including without limitation an individual or group of individuals) more than 50% of the ownership interests of which are owned by persons who immediately prior to such transaction owned less than 50% of the outstanding voting power of Empire State Bank, N.A., or (c) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of Directors of Empire State Bank, N.A. do not belong to any of the following groups; (i) individuals who are members of such Board on the date of the agreement; or (ii) individuals who first became members of the Board after the date of the agreement either: (A) upon election to serve as a member of such Board, or a nominating committee thereof, in office at the time of such first election; or (B) upon election by Empire State Bank, N.A. stockholders to serve as a member of such Board, but only if nominated for election by affirmative vote of a majority of the members of such Board, or a nominating committee thereof, in office at the time of such first nomination.

Notwithstanding the above, any severance payments (including payments made in the event of a change in control) to which executive would be entitled, to the extent necessary to comply with applicable regulations, shall not exceed three times his average annual compensation over the most recent five taxable years. In addition, in the event payments to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, payments under the employment agreements with Empire State Bank, N.A. would be reduced in order to avoid this result.

Transactions With Certain Related Persons

We follow the policy of granting loans (including commercial, residential and consumer loans) to our directors, officers, employees and entities with which they are affiliated. These loans are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with underwriting guidelines and do not involve more than the normal risk of collectibility or present other unfavorable features. Federal law requires that all loans to such persons be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans by Empire State Bank, N.A. to all of its respective directors and executive officers and affiliates of such persons, including outstanding balances and commitments, totaled approximately $3.5 million at December 31, 2007, which was approximately 34.1% of our stockholders’ equity at that date. At December 31, 2007, there were no loans by us to any of our directors or executive officers (or any affiliate of such director or executive officer) made at preferential rates or terms which in the aggregate exceeded $120,000 during the two years ended December 31, 2007.

PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Our Board of Directors has appointed Crowe Chizek and Company LLC to be our independent registered public auditing firm for the year ending December 31, 2008. Representatives of Crowe Chizek and Company LLC are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

The aggregate fees included in the Audit Fees category were fees billed for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the stated periods.

	Year Ended December 31, 2007	Year Ended December 31, 2006
Audit Fees	$70,000	$89,250
Audit-Related Fees	—	—
Tax Fees	10,500	9,550
All Other Fees	—	1,381

Audit Fees

The aggregate fees payable to Crowe Chizek and Company LLC for professional services rendered for the audit of our annual financial statements, the review of the financial statements included in our Quarterly Reports on Form 10-QSB and services that are normally provided by Crowe Chizek and Company LLC in connection with statutory and regulatory filings and engagements were $70,000 for the year ended December 31, 2007 and $89,250 for the year ended December 31, 2006.

Audit-Related Fees

There were no audit-related fees for the year ended December 31, 2007 and no audit-related fees for the year ended December 31, 2006 paid.

Tax Fees

Tax fees of $10,500 for the year ended December 31, 2007 and $9,550 for the year ended December 31, 2006 were paid for services related to tax compliance and tax planning.

All Other Fees

There were no fees and $1,381 billed to us by Crowe Chizek and Company LLC for services other than those described above for the fiscal year ended December 31, 2007 and December 31, 2006, respectively.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Crowe Chizek and Company LLC. The Audit Committee concluded that the performance of such services will not affect the independence of Crowe Chizek and Company LLC in performing its function as our independent auditor.

The Audit Committee preapproves all audit and permissible non-audit services to be provided by our independent auditor.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS OUR INDEPENDENT PUBLIC AUDITING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

Stockholder proposals intended to be presented at our next annual meeting must be received by the Secretary at our executive office, located at 68 North Plank Road, Newburgh, New York 12550, no earlier than December 7, 2008 and no later than January 6, 2009. A stockholder’s notice of a proposal to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, (c) the class and number of shares of our stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

INCLUSION OF STOCKHOLDER PROPOSALS IN PROXY STATEMENT

In order to be eligible for inclusion in our proxy materials for our 2009 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 68 North Plank Road, Newburgh, New York 12550, no later than December 7, 2008. If the date of the 2008 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in our proxy materials), our articles of incorporation and Bylaws and federal law.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. If, however, any other matter should properly come before the Meeting, it is intended the Board of Directors, as proxy for the stockholder, will act in accordance with their best judgment.

The cost of solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.

Newburgh, New York

April 7, 2008

REVOCABLE PROXY	REVOCABLE PROXY

ES Bancshares, Inc.

ANNUAL MEETING OF STOCKHOLDERS

May 1, 2008

The undersigned hereby appoints the Board of Directors of ES Bancshares, Inc. (the “Company”) with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at our New Paltz branch office located at 275 Main Street, New Paltz, New York 12561, on May 1, 2008 at 4:00 p.m. and at any and all adjournments and postponements thereof.

I.	The election as directors of all nominees listed below (except as marked to the contrary)

☐ FOR	☐ VOTE WITHHELD

INSTRUCTION: To withhold your vote for any individual nominee, strike a line in through that nominee’s name below.

ANTHONY P. COSTA	PHILIP GUARNIERI	DAVID FREER, JR.

II.	The ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public auditing firm for the year ending December 31, 2008

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE IN EQUAL PROPORTION, AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC AUDITING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

The Board of Directors recommends a vote “FOR” the election of the nominees listed above and “FOR” the ratification of the appointment of the independent registered public auditing firm.

(Continued and to be SIGNED on Reverse Side)

THIS PROXY IS SOLICITED ON BEHALF OF THE PROXY COMMITTEE OF THE

BOARD OF DIRECTORS

This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of ES Bancshares, Inc. at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney and proxy for the undersigned shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and Annual Report to Stockholders.

Dated:
Signature of Stockholder(s)

Please sign exactly as your name(s) appear(s) on the address label of the envelope in which these forms have been enclosed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, at least one holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE